EXHIBIT 10(E)

                        SETTLEMENT AND RELEASE AGREEMENT


     This Settlement and Release Agreement ("Agreement"), dated the 1st day of October, 1st 2000, is entered by and among ESSXSPORT CORP., a Nevada corporation ("EssXSport"), FRED GRAY ("Gray"), and E. DREW CROWLEY ("Crowley"). EssXSport, Gray and Crowley are collectively herein referred to as the "Parties", or singly as a "Party" as the context requires or permits.

                                    RECITALS:

     A. In connection with the consummation of a certain Exchange Agreement, herein so-called, dated September 17, 1998, (i) Gray, Crowley and Simon Ordonez own shares in EssXSport Corp.1 (collectively, the "Share(s)"); Gray owning 137,000 shares evidenced by EssXSport share certificate number 0002, Crowley owning 50,000 shares evidenced by EssXSport share certificate number 0003, and Simon Ordonez owning 50,000 shares evidenced by EssXSport share certificate number 0001, and (ii) EssXSport and Gray entered into an Employment Agreement ("Employment Agreement") having a three (3) year term.

     B. As a result of disputes among the Parties, Gray and Crowley commenced litigation in the United States District Court for the District of Utah, Central Division, under the caption FRED GRAY, AN INDIVIDUAL, AND E. DREW CROWLEY, AN INDIVIDUAL, PLAINTIFFS, VS. ESSXSPORT CORP., A NEVADA CORPORATION, AND BRUCE CALDWELL, AN INDIVIDUAL, DEFENDANTS, having Case No. 2:99CV 816C (the "Litigation").

     C. Gray and Crowley desire to resolve their claims asserted in the Litigation and the Parties desire to resolve all other claims and disputes which they or each of them may have against another Party or any director, officer, employee, agent, attorney, accountant, or affiliate of any Party arising out of and relating to, but not limited to: (i) the Exchange Agreement; (ii) the Employment Agreement; (iii) any other matters or dealings in any way arising out of or related to claims asserted in the Litigation, and/or (iv) the relationships and dealings between or among the Parties.

                                    AGREEMENT

     In consideration of the mutual promises and the releases set forth below and other valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree to settle and discharge all claims, rights, liabilities and obligations between or among them as follows:

     1. INCORPORATION OF RECITALS; DEFINITIONS, AND REPRESENTATIONS AND WARRANTIES.

     1.1 RECITALS. Each of the recitals is incorporated into this Agreement as a material part hereof. Each of the Parties represents and warrants that each of the recitals is true and correct to the best of his or its knowledge and belief.

     1.2 DEFINITIONS. "Claim" or "Claims" shall include any and all claims, disputes, liabilities, obligations, losses, actions, accounts, dues, sums of money, executions, extents, reckonings, bonds, liens, bills, costs, expenses (including attorney's fees), causes of action, suits, debts, controversies, covenants, contracts, agreements, representations, promises, infringements, judgments, demands, and/or damages whatsoever, in law or in equity, whether fixed or contingent, whether known or unknown, suspected or unsuspected, including those related to unknown and unsuspected injuries, as well as unknown and unsuspected consequences of known or suspected injuries, and any or all of them whether or not asserted in the Litigation, both in the United States and worldwide.

(1)EssXSport delivered 150,000 EssXSport Shares to Gray and Crowley. Gray and Crowley, in turn, through a separate arrangement between them and Simon Ordonez, arranged for Ordonez to receive 50,000 of those shares.

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     1.3   REPRESENTATIONS  AND  WARRANTIES.  As a  material  inducement  to the
           Parties to enter into this Agreement, each Party, as may be the case, represents and warrants to each other Party as follows:

     1.3.1 As to each Party that is a corporation: (a) that such Party is validly existing and in good standing under the laws of the state of its incorporation; (b ) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate provisions of the such Party's articles of incorporation or by-laws and are not prohibited by the provisions of any document, instrument, or paper to which such Party is a party or is bound; and
           (c) has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby on its part to be performed.

     1.3.2 This Agreement and each document executed in connection therewith constitutes a legal, valid and binding obligation of each Party enforceable against such Party in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies and defenses.

     1.3.3 No Party has made any transfer, assignment, pledge, hypothecation or other disposition of any Claim that he or it has or might have against another Party or has created any lien, encumbrance or other impediment to the title of any Claim and to the best of his or its knowledge there are no such liens, encumbrances or other impediments to the title of any Claim. Each Party is the sole owner of all right, title and interest in and to all Claims which he or it has or may have against another Party.

     2.    DISMISSAL OF THE LAWSUIT AND TERMINATION OF EMPLOYMENT AGREEMENT.

     2.1 DISMISSAL OF LITIGATION. Immediately upon execution of this Agreement, the Parties shall execute and tender to each other a stipulation in the form of annexed Exhibit "A". The stipulation shall effectuate a dismissal with prejudice of all of the Claims of the Parties asserted in the Litigation, each Party to bear his or its own fees and costs.

     2.2 TERMINATION OF EMPLOYMENT AGREEMENT. The Employment Agreement by and between EssXSport and Gray is hereby terminated and is hereby declared null and void.

     3. RELEASES. In consideration of the promises contained herein, the Parties agree, with the sole exception of rights arising under this Agreement, including, but not limited to, rights for breach of express representations and warranties set forth herein, to the following releases:

     3.1 RELEASE BY GRAY AND CROWLEY. Upon execution of this Agreement and for good and valuable consideration, the receipt of which is hereby acknowledged, Gray and Crowley and each of them, for themselves and on behalf of their marital community, and all their affiliates, agents, employees, assigns, legal representatives, trustees, heirs and devisees, will be deemed to have released and forever discharged EssXSport and its officers, directors, shareholders, employees, agents, affiliates, trustees, successors, assigns, attorneys, accountants, consultants and other professionals (the "Released Parties") from all Claims that they or either of them have or may have against EssXSport and the Released Parties as of the date of this Agreement, including, but not limited to, all Claims related to the Litigation, and in the case of Gray all Claims related to the Employment Agreement. It is an express condition of the consideration of this Agreement, and it is the intention of Gray and Crowley and each of them, that this Section 3.1 shall be effective as a bar to each and every Claim held by them. Gray and Crowley acknowledge that EssXSport has relied upon the provisions of this Section 3.1 as a condition to entering into this Agreement. Gray and Crowley, and each of them, expressly consents, based upon advice of their respective legal counsel, that the provisions of this Section 3.1 shall be given full force and effect according to all of its provisions, including those relating to unknown and unsuspected Claims.

     3.2 RELEASE BY ESSXSPORT. Upon execution of this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, EssXSport for itself and all of its affiliates, officers, directors, employees, agents, trustees, successors, assigns, and legal representatives will be deemed to have released and forever discharged Gray and Crowley and

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           their  respective  employees,   agents,  trustees,   assigns,  heirs,
           devisees, attorneys, accountants, consultants an other professionals (the "Plaintiff Released Parties") from all Claims that it has or may have against Gray and/or Crowley and the Plaintiff Released Parties as of the date of this Agreement, including, but not limited to, all Claims related to the Litigation, and in the case of Gray all Claims related to the Employment Agreement. It is an express condition of the consideration of this Agreement, and it is the intention of EssXSport, that this Section 3.2 shall be effective as a bar to each and every Claim of EssXSport. EssXSport acknowledges that Gray and Crowley have relied upon this Section 3.2 as a condition to entering into this Agreement.

           EssXSport expressly consents, based upon advice of its legal counsel, that this Section 3.2 shall be given full force and effect according to all of its provisions, including those relating to unknown and unsuspected Claims.

     4.    RESTRICTIONS ON SHARES.
           ----------------------

     4.1 SHARE LOCK-UP. The Shares and each certificate evidencing the Shares are subject to the Share "lock-up agreement" in the form and substance of annexed Exhibit "B". Gray and Crowley agree to execute and to cause Simon Ordonez to execute such Share lock-up agreement concurrently with the execution of this Agreement.

     4.2 RESTRICTED SECURITIES. Gray and Crowley and each of them acknowledge that (i) the Shares are not and will not be registered under the Securities Act of 1933, as amended, or any state securities laws,
           (ii) the Shares are restricted securities, (iii) transfer of the Shares is significantly limited, and (iv) the Shares may not be sold or offered for sale in the absence of an opinion of counsel satisfactory to EssXSport that registration of such Shares is not required.

     5.    CONFIDENTIALITY; NON-DISPARAGEMENT.

     5.1 CONFIDENTIALITY. As a material inducement for the Parties to enter into this Agreement, the Parties agree that they, their attorneys, accountants, and other consultants shall keep strictly confidential the terms of this Agreement, and the consideration provided. The obligation of confidentiality does not prohibit the Parties from disclosing the simple and single fact that an agreement has been reached and the Litigation dismissed, but it does preclude the Parties from disclosing the amount of any compromise that was made, the rationale or method behind the agreement to compromise, the substance of settlement negotiations, or the merits or substance of any of the Claims. Although the Parties shall be entitled to discuss these matters with necessary parties, such as attorneys, accountants and other consultants, or as may be required by law (including laws and regulations regarding so-called public company information disclosure obligations) or court order, the Parties shall use their best efforts to maintain the confidential nature of such matters. The Parties understand and agree that the fact that the Litigation has settled (but not the terms and conditions thereof) may be disclosed to others, and that the same shall not be a violation of this Section
           5.1. To the extent that an action, motion, or other legal proceeding is initiated where the disclosure of the terms that are the subject of this confidentiality agreement are sought, the Party from whom disclosure is being sought will immediately provide notice to the other Parties of the pending action, motion, or other legal proceeding. Any statement or disclosure by any of the Parties, or their attorney, accountant or other consultant other than specifically in accordance with the terms of this Section 5.1, shall be a breach of this Agreement. The Parties recognize and agree that any breach of the provisions of this Section 5.1 shall cause substantial harm and damage to the non-breaching Party or Parties, as may be the case.

     5.2   Non-disparagement.
           -----------------

     5.2.1 EssXSport agrees that it will not make or cause to be made any statements, observations, opinions or communicate any information (whether oral, written or otherwise) that disparages or is likely in any way to harm the reputation of Gray and/or Crowley at any time in the future.

     5.2.2 Gray  and  Crowley  and each of them  agree  that he will not make or
           cause  to  be  made  any   statements,   observations,   opinions  or
           communicate any information (whether oral, written or

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           otherwise)  that  disparages  or is  likely  in any way to  harm  the reputation of EssXSport or any officer, director, employee or investor of EssXSport at any time in the future.

     5.2.3 The term "disparage" used in this Section 5.2 is hereby defined to mean the making of comments or statements, oral, written or otherwise, to any individual or entity that could reasonably be expected to adversely affect in any manner (i) the conduct of business by a Party, or (ii) the personal or professional reputation of a Party.

     6. NO ADMISSION OF LIABILITY. It is understood and expressly agreed that none of the consideration specified in this Agreement shall be construed as an admission of any liabi1ity or wrongdoing whatsoever on the part of any Party, or any of the other Released Parties or Plaintiff Released Parties, by whom liability or wrongdoing has always been and now is expressly denied, but is made in compromise and settlement of disputed claims.

     7. ENTIRE AGREEMENT. This Agreement constitutes the entire integrated agreement among the Parties and supersedes any and all prior and contemporaneous agreements, promises, representations, negotiations, and understandings of the Parties, whether written or oral.

     8. MODIFICATION AND WAIVER. No modification or amendment to this Agreement shall be effective unless in writing and signed by all Parties. No waiver shall be effective unless in writing and executed by the Party against whom enforcement of the waiver is sought.

     9. REVIEW OF AGREEMENT. The Parties expressly acknowledge that they have entered this Agreement knowingly and voluntarily, and that each Party has had the advice of counsel prior to executing it.

     10. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, legal representatives, successors and assigns, and the Released Parties and Plaintiff Released Parties.

     11. GOVERNING LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Utah. With respect to any action or proceeding arising out of or related to this Agreement and the transactions contemplated hereby the Parties irrevocably submit to the jurisdiction of any Utah or United States Federal District Court sitting in Utah and no other court or jurisdiction. The Parties agree, represent and warrant to each other that the selection of Utah as a jurisdiction for actions or proceedings is consciously made and is reasonable to the Parties.

     12. EXECUTION OF AGREEMENT. This Agreement may be executed in counterparts. The execution by all of the Parties by each signing a counterpart of this instrument shall constitute a valid execution. This instrument and all of its counterparts so executed shall be deemed for all purposes to be a single instrument.

     13. ATTORNEYS' FEES. In the event any proceeding or litigation is commenced between or among the Parties or any of them concerning the terms of this Agreement, or the rights and duties of the Parties, the prevailing Party in such proceeding or litigation shall be entitled, in addition to such other relief as may be available or granted, to a reasonable sum as and for the prevailing Party's attorneys' fees and costs, including non-taxable costs, and litigation related expenses including expert witness fees and those fees and costs incident to any action or participation in (or in connection with) a case or proceeding involving a party under the applicable chapter of the federal bankruptcy code (11 U.S.C. 101, et seq.) or any successor statute thereto, whether such costs expenses and fees are incurred prior to or after judgment.

     14.   HEADINGS.   The  headings  used  in  this   Agreement  are  used  for
           administrative purposes only and do not constitute substantive matter to be considered in construing the terms of this Agreement.

     15. CONSTRUCTION. This Agreement is intended to express the mutual intent of the Parties, and irrespective of the identity of the Party or counsel who prepared this document, no rule of strict construction shall be applied against any Party. All words used herein shall refer to the appropriate number or gender, regardless of the number or gender stated.

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     16.   MATERIALITY.   All   covenants,   agreements,   representations   and
           warranties made herein shall be deemed to be material and to have been relied on by the Parties in entering into this Agreement and shall survive the execution and delivery of this Agreement.

     17. INDULGENCE NOT WAIVERS. Neither the failure nor any delay on the part of any Party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.

     18. NOTICES. All notices or other communications under this Agreement required or permitted to be given shall be in writing and shall be deemed to have been duly given when delivered personally or by facsimile transmission, in either case with receipt acknowledged, or five days after being sent by registered or certified mail, return receipt requested, postage prepaid as follows:


           If to EssXSport:
                             -------------------------
                             -------------------------
                             -------------------------

           With a copy to:   Parsons, Davies, Kinghorn & Peters
                             185 S. State Street, Suite 700
                             Salt Lake City, UT 84111
                             Attn:  David W. Scofield
                             Facsimile:  801-363-4378

           If to Gray:       Fred L. Gray
                             621 Aston
                             Nampa, ID  83651
                             Facsimile: ______________

           If to Crowley:    E. Drew Crowley
                             2216 North 200 East
                             Provo, UT  84604-5864
                             Facsimile: (801) 581-9799

     Any Party may change his or its address by providing notice to the other Parties in accordance with the provisions of this Section 18.

                                        ESSXSPORT CORP., a Nevada Corporation

                                        By s/s Bruce Caldwell
                                           -------------------------
                                        Its President

                                        s/s Fred Gray
                                        -------------------------
                                        FRED GRAY, Individually

                                        s/s E Drew Crowley
                                        -------------------------
                                        E. DREW CROWLEY, Individually

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